FS Credit Income Fund

Notes to Unaudited Consolidated Schedule of Investments

As of January 31, 2024

(in thousands)

Investment Portfolio

The information contained in this section should be read in conjunction with the Fund’s audited consolidated financial statements contained in its annual report for the fiscal year ended October 31, 2023.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of January 31, 2024, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of January 31, 2024, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$100,364	$38,273	$138,637
Senior Secured Loans—Second Lien	—	20,216	134	20,350
Senior Secured Bonds	—	120,793	—	120,793
Unsecured Bonds	—	284,853	807	285,660
Collateralized Loan Obligation (CLO) / Structured Credit	—	201,173	2,885	204,058
Convertible Bonds	—	9,295	—	9,295
Municipal Bonds	—	2,641	—	2,641
Emerging Markets Debt	—	5,612	—	5,612
Preferred Equity	—	4,097	1,820	5,917
Common Equity	870	2,186	45	3,101
Short-Term Investments	—	6,269	—	6,269
Forward Foreign Currency Exchange Contracts	—	652	—	652
Interest Rate Swaps (Centrally Cleared)	—	122	—	122
Cross-Currency Swaps (Over-The-Counter)	—	973	—	973
Total	$870	$759,246	$43,964	$804,080

Liability Description
Government Bonds Sold Short	$—	$(11,415)	$—	$(11,415)
Forward Foreign Currency Exchange Contracts	—	(323)	—	(323)
Interest Rate Swaps (Centrally Cleared)	—	(770)	—	(770)
Cross-Currency Swaps (Over-The-Counter)	—	(1,572)	—	(1,572)
Total Return Debt Swaps	—	—	(70)	(70)
Total Liabilities	$—	$(14,080)	$(70)	$(14,150)

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FS Credit Income Fund

Notes to Unaudited Consolidated Schedule of Investments (continued)

As of January 31, 2024

(in thousands)

The following is a reconciliation for the three months ended January 31, 2024 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Senior Secured Bonds	Unsecured Bonds	Collateralized Loan Obligation (CLO)/ Structured Credit	Preferred Equity	Common Equity	Total
Fair value at beginning of period	$33,608	$2,897	$3,996	$805	$2,501	$4,319	$80	$48,206
Accretion of discount (amortization of premium)	45	3	—	—	—	—	—	48
Realized gain (loss)	—	53	—	—	(6)	—	—	47
Net change in unrealized appreciation (depreciation)	457	(49)	—	2	454	4	11	879
Purchases	4,233	—	—	—	—	—	—	4,233
Sales	(70)	(2,770)	—	—	(64)	—	—	(2,904)
Transfers into Level 3(1)	—	—	—	—	—	—	—	—
Transfers out of Level 3(1)	—	—	(3,996)	—	—	(2,503)	(46)	(6,545)
Fair value at end of period	$38,273	$134	$—	$807	$2,885	$1,820	$45	$43,964
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$456	$—	$—	$2	$454	$5	$10	$927

(1)	Transfers into or out of Level 3 were deemed to have occurred as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market. Transfers between levels of the fair value hierarchy are deemed to have occurred at the beginning of the reporting period. For the three months ended January 31, 2024, transfers into Level 3 were due to decreased price transparency.

The following is a reconciliation for the three months ended January 31, 2024 of the interest rate swaps and total return debt swaps for which significant unobservable inputs (Level 3) were used in determining fair value:

Total Return Debt Swaps
Fair value at beginning of period	$(325)
Realized gain (loss)	(52)
Net change in unrealized appreciation (depreciation)	255
Sales and repayments	52
Fair value at end of period	$(70)

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$255

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